UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2011

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd., Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423-855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Restricted Common Stock Grants

Effective February 10, 2011, and in accordance with grants approved at a meeting held February 7, 2011, of the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (the “Company”), the Company issued a total of 177,250 shares of its common stock pursuant to annual restricted stock awards under its Amended and Restated Stock Incentive Plan.

Included in these grants were the following restricted stock awards to the following five individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K:

Name:	Title Effective January 1, 2010:	Number of Shares Granted:
Charles B. Lebovitz	Chairman of the Board of Directors	25,000
John N. Foy	Vice Chairman of the Board, Chief Financial Officer, Secretary and Treasurer	25,000
Stephen D. Lebovitz	Director, President and Chief Executive Officer	25,000
Augustus N. Stephas	Executive Vice President and Chief Operating Officer	10,000
Farzana K. Mitchell	Executive Vice President – Finance	10,000

Each of these grants of restricted stock entitles the recipient to receive any dividends paid on the common stock, and to vote such shares, during the vesting period, and is subject to a five year vesting schedule and the other terms and conditions prescribed in the Company's Second Amended and Restated Stock Incentive Plan and the related Form of Stock Restriction Agreement for restricted stock awards in 2006 and subsequent years, copies of which have been filed previously as exhibits to the Company’s periodic reports and are incorporated herein by reference in Item 9.01(c) below.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Not applicable

(b)           Pro Forma Financial Information

Not applicable

(c)           Exhibits

Exhibit Number	Description
10.5.8	Form of Stock Restriction Agreement for Restricted Stock Awards in 2006 and subsequent years (a)
10.5.9	CBL & Associates Properties, Inc. Second Amended and Restated Stock Incentive Plan (b)

(a)	Incorporated by reference from the Company’s Current Report on Form 8-K, filed on May 24, 2006.*

(b)	Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.*

* Commission File No. 1-12494

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Andrew F. Cobb
Andrew F. Cobb
Vice President and
Director of Accounting

Date: February 14, 2011